EXHIBIT 10.18

AMENDMENT TO EXECUTIVE
EMPLOYMENT AGREEMENT

This Amendment to Executive Employment Agreement is made as of May 28, 2007 between True North Energy Corp., a Nevada corporation (the “Company”) and John Folnovic (the “Executive”).

WITNESSETH:

WHEREAS, the Company and the Executive entered into an Executive Employment Agreement (the “Employment Agreement”) effective as of June 1, 2006 pursuant to which the Executive is serving as the Company’s president and chief executive officer; and

WHEREAS, the Company and the Executive wish to extend the term of the Employment Agreement for an additional 12 month period in accordance with the terms of the Employment Agreement; and

WHEREAS, in recognition of a Stock Purchase Agreement dated as of May 28, 2007 between the Executive and Massimiliano Pozzoni, the Company’s principal shareholder, pursuant to which Massimiliano Pozzoni has sold 15,500,000 shares of the Company’s common stock to the Executive, the Executive and the Company have agreed to amend the Employment Agreement to delete Section 3(b) thereof and the Executive has agreed to waive all other rights granted to him under the Employment Agreement to receive compensation in the form of restricted shares of the Company’s common stock.

NOW, THEREFORE,  in consideration of the premises, the agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as of the date hereof as follows:

1. Term. Effective June 1, 2007 the Effective Date of the Employment Agreement is hereby changed to June 1, 2007 and Executive is to serve under the Employment Agreement for a term of one year, subject to further renewal.

2. Compensation. Section 3(b) of the Employment Agreement is hereby deleted from the Employment Agreement and the parties agree that the Company has no obligation, now or hereafter, to issue any restricted shares of the Company’s common stock to the Executive by reason of the Employment Agreement.

3. No Further Changes. Except as provided herein, the Employment Agreement is to continue with full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment to Executive Employment Agreement as of the date first above written.

TRUE NORTH ENERGY CORPORATION

By: /s/ Massimiliano Pozzoni Name: Massimiliano Pozzoni Title: Secretary

EXECUTIVE

/s/ John Folnovic John Folnovic